UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-06445

The Herzfeld Caribbean Basin Fund, Inc.
(Exact name of registrant as specified in charter)

119 Washington Ave. Suite 504, Miami Beach, FL 33139
(Address of principal executive offices) (Zip code)

Erik M. Herzfeld
119 Washington Ave. Suite 504, Miami Beach, FL 33139
(Name and address of agent for service)

Registrant's telephone number, including area code: 305-271-1900

Date of fiscal year end: 06/30/16

Date of reporting period: 7/01/15 - 6/30/16

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. SHAREHOLDER REPORT

# THE HERZFELD CARIBBEAN BASIN FUND, INC.

*ANNUAL REPORT*
*JUNE 30, 2016*

The Herzfeld Caribbean Basin Fund, Inc.
119 Washington Avenue, Suite 504
Miami Beach, FL  33139
 (305) 271-1900

Investment Advisor
HERZFELD/CUBA
a division of Thomas J. Herzfeld Advisors, Inc.
119 Washington Avenue, Suite 504
Miami Beach, FL  33139
(305) 271-1900

Transfer Agent & Registrar
State Street Bank and Trust
200 Clarendon Street, 16th Floor
Boston, MA  02116
 (617) 662-2760

Custodian
State Street Bank and Trust
200 Clarendon Street, 5th Floor
 Boston, MA  02116

Counsel
Pepper Hamilton LLP
3000 Two Logan Square
18th and Arch Streets
 Philadelphia, PA  19103

Independent Auditors
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
 Philadelphia, PA 19103

The Herzfeld Caribbean Basin Fund Inc.’s investment objective is long-term capital appreciation.  To achieve its objective, the Fund invests in issuers that are likely, in the Advisor’s view, to benefit from economic, political, structural and technological developments in the countries in the Caribbean Basin, which include, among others, Cuba, Jamaica, Trinidad and Tobago, the Bahamas, the Dominican Republic, Barbados, Aruba, Haiti, the Netherlands Antilles, the Commonwealth of Puerto Rico, Mexico, Honduras, Guatemala, Belize, Costa Rica, Panama, Colombia, the United States and Venezuela (“Caribbean Basin Countries”).  The Fund invests at least 80% of its total assets in equity and equity-linked securities of issuers,  including U.S.-based companies which engage in substantial trade with, and derive substantial revenue from, operations in the Caribbean Basin Countries.

Listed NASDAQ Capital Market
 Symbol: CUBA

Letter to Stockholders (Unaudited)

July 29, 2016

Dear Fellow Stockholders:

We are pleased to present our Annual Report for the period ended June 30, 2016.  On that date, the net asset value (“NAV”) of The Herzfeld Caribbean Basin Fund, Inc. (NASDAQ: CUBA), (the “Fund”) was $6.47 per share.  For the fiscal year ended June 30, 2016, the total investment return of the Fund was -33.73%, based on market value per share, and -10.70% based on net asset value per share.*

Thomas J. Herzfeld
Chairman, President and
 Portfolio Manager

The Fund seeks long-term capital appreciation through investment in companies that the Advisor believes are poised to benefit from economic, political, structural and technological developments in countries in the Caribbean Basin. An important part of that investment strategy continues to be focused on Caribbean Basin companies that we believe would benefit from the resumption of U.S. trade with Cuba.  Since it is impossible to predict the future path of the U.S. embargo, we have further concentrated on investments which we believe can do well even if there is no political or economic change with respect to Cuba.

Caribbean Basin Update

It has been a rough ride for the Caribbean Basin over the past few years as weak commodity pricing and the strong US dollar weighed on much of Latin America and the Caribbean.  Recently, Zika has become the newest headache for the region as the mosquito-borne virus has spread throughout the region causing travelers to rethink their vacations and businesses to change their conference destinations. These developments have led to weaker economic conditions and negative equity performance of Caribbean Basin markets.  Another drag on the region is the financial and humanitarian crisis in Puerto Rico.  The US congress continues to drag its feet on passing legislation to help the desperate US territory which is hampering the Caribbean’s largest island economy.

*	The calculation of the total investment return assumes reinvestment of dividends and distributions at prices obtained by the Fund’s Dividend Reinvestment Plan.

Letter to Stockholders (Unaudited) (continued)

Erik M. Herzfeld
 Portfolio Manager

In spite of all these negatives, we believe economic data will improve in the region after multiple years of poor performance.  A turnaround in commodity prices in 2016 has led Latin American equity markets higher.  The Panama Canal expansion project, which commenced in 2007, opened in June and should increase economic activity to the region as New Panamax cargo ships can carry more than twice as much cargo as previous ships.  Also, the Republican and Democratic candidates for President of the US have expressed their desire to lift the embargo on Cuba. An additional four years (or more) of pressure from the next President may cause Congress to lift the embargo as Americans increasingly favor restoring relations with the Caribbean’s largest island nation.

Cuba Update

Cuba rapprochement has stagnated as a contested US presidential election year has put restoring diplomatic ties on hold.  Without Congress’ support, the complex embargo cannot be lifted.  President Obama has done his best to weaken the embargo through continuing executive orders.  As a result, Carnival Corporation was able to launch its first cruise to Cuba.  Starwood Hotels became the first US hotel brand to operate in Cuba through a joint venture with Cuba.  Stonegate Bank became the first US bank to issue a credit card for use in Cuba.  Even though traditional tourism by Americans is still banned, the number of US visitors to the island has spiked with 100,000 visitors in the first four months of the year, nearly double the rate of the prior year period.  Lastly, two of Cuba’s most iconic goods, rum and cigars, are now permitted to be brought into the US.

Portfolio

Over the past fiscal year, the NAV performance of The Herzfeld Caribbean Basin Fund, Inc. has been lackluster.  The Caribbean economy is heavily dependent on tourism, natural resources and agriculture.  In the prior fiscal year, weak commodity prices were the main contributor to underwhelming performance for the Fund as Caribbean Basin countries exhibited weak and even negative GDP growth.  Just as commodities started to turn in 2016 and our commodity sensitive holdings started to show signs of life, cruise lines took a hit as a combination of terror attacks in Europe and a Zika outbreak in the Caribbean Basin led investors to sell off their holdings in the tourism sector.  Norwegian Cruise Line Holdings Ltd. (NCLH), Royal Caribbean Cruises Ltd. (RCL), and Carnival Corporation (CCL) dropped -28.91%, -13.10% and -8.22%, respectively, over the Fund’s fiscal year. We continue to be bullish on the tourism sector in spite of recent negative events.  Capacity remains strong for the cruise lines, revenues continue to grow, and their valuations are at 4 year lows averaging a Price to Earnings Ratio of 14.56.  CCL and RCL continue to be attractive investments because they pay dividends of 2.83% and 2.23%, respectively, which is substantially higher than 10 year treasuries (1.47%) and higher than the yield of the S&P 500 (2.18%) as of June 30, 2016.  We added to all 3 holdings since the start of the 2016 as the combination of growth, yield, and cheap valuations provided good opportunities to increase our exposure.

Letter to Stockholders (Unaudited) (continued)

Top holdings MasTec Inc. (MTZ) and Nextera Energy Inc. (NEE) were the best performers in the Fund over our fiscal year as they gained 12.33% and 37.07% respectively.  MTZ, our largest holding, struggled as oil prices bottomed into February.  Since its February bottom, MTZ has gained 75% and looks poised to continue if commodity prices can hold their current levels or increase.  In 2016, the company plans to expand construction on two major pipeline projects and work with wireless carriers to upgrade to 5G and increase data capacity. Additionally, management has been buying back shares, as the board approved a share buyback of up to $100 million.  NEE was our best performer as the renewable energy utility continued to increase revenues at a healthy clip while also increasing its dividend. NEE revenues are more stable than its peers because of its early adoption of renewables, as the utility is less beholden to volatility in commodity prices.  We will be closely monitoring a Florida constitutional amendment in November regarding solar which could maintain the utilities’ regulated monopoly on selling power.  The utility-backed amendment was meant to distract voters from a solar initiative that would have given individuals the ability to run solar installations independent of the utilities.  The solar friendly initiative failed to procure enough signatures to make it on to the November ballot but the utility-backed amendment did.  If the utility-backed amendment passes, the Florida constitution would be amended to enshrine in the Florida Constitution the status quo of the utilities’ monopoly on selling power.  This would greatly benefit Florida, Power and Light, Nextera’s largest revenue generator, as it would keep homeowners from going fully off the grid.

Copa Holdings (CPA) and Avianca Holdings (AVH) continued to be under pressure in the first half of the Fund’s fiscal year as weakness in Latin America continued to weigh on tourism and business travel.  Both companies also had not received full payment for revenues generated in Venezuela as the economic and political crisis enveloping the country continued to disrupt business activity in the country. Worries of Zika have also hurt travel in Latin America.  The second half of the Fund’s fiscal year has been a different story as both CPA and AVH have rebounded as cheap valuations and potential M&A chatter have led to higher prices.  Both airlines should see a slight boost in revenues in the short term from the Olympics held in Rio de Janiero.

Letter to Stockholders (Unaudited) (continued)

Outlook

August 14 will mark the one year anniversary since the US reopened its embassy in Havana and perhaps the most surprising thing is how little change has occurred since that day.  Besides a few telecommunication agreements on “roaming” calls, a few cruise licenses being granted, and the Starwood hotel deal, change has been slow to say the least.  As President Obama prepares to step down and goes through his bucket list, reestablishing political ties with the Republic of Cuba definitely fulfills one of the promises he made in his campaign to “sit down with world leaders”- the last big potential event would be the closing of U.S. government’s detention facility at Guantanamo Bay.  The closing of this facility would be, perhaps, the most significant event that could trigger a positive response from the Cuban government as the current Cuban administration has detested the operation of a detention facility by the US government since the attacks of September 11, 2001.

All eyes remain on the US Presidential elections in November and both candidates for the first time since the embargo are clearly constructive on continuing the progress which President Obama made in normalizing relations between both countries. Democratic candidate Hillary Clinton stated that she would use executive action to further reduce travel restrictions to the island and in her book Hard Choices, she said:  “Since 1960, the United States had maintained an embargo against the island in hopes of squeezing Castro from power, but it only succeeded in giving him a foil to blame for Cuba’s economic woes...”.  Republican candidate Donald J. Trump when asked about his openness to expanding his self-branded line of hotels into Cuba, said “I would, I would,” during a March interview on CNN’s Situation Room.  Regardless of who wins the White House, positive dealings with Cuba should continue and progress should be made.  We believe our portfolio should benefit as this transition takes place and the companies which we own should be well positioned to profit from normalization of relations.

Letter to Stockholders (Unaudited) (continued)

Largest Allocations

The following tables present our largest investment and geographic allocations as of June 30, 2016.

Geographic % of Net Assets Allocation
USA	56.30%
Mexico	14.97%
Panama	13.33%
Cayman	4.61%
Puerto Rico	4.12%
Colombia	1.74%
Canada	0.74%
Bahamas	0.27%
Belize	0.02%
Latin Amer. Region	0.02%
Cuba	0.00%
Cash and Other Countries	3.88%

Largest Portfolio Positions % of Net Assets
MasTec, Inc.	7.59%
Copa Holdings, S.A.	6.66%
Royal Caribbean Cruises Ltd.	6.25%
Lennar Corporation	5.75%
Norwegian Cruise Line Holdings Ltd.	4.46%
Consolidated Water Co. Ltd.	4.26%
Seaboard Corporation	4.20%
Carnival Corporation	3.83%
Banco Latinoamericano de Comercio Exterior, S.A.	3.69%
Watsco Incorporated	3.58%
Cemex, S.A.B. de C.V. ADR	3.10%
Avianca Holdings, SA Spon ADR	2.99%

Daily net asset values and press releases by the Fund are available on the Internet at www.herzfeld.com.

We would like to thank the members of the Board of Directors for their hard work and guidance and also thank our fellow stockholders for their continued support and suggestions.

Sincerely,

Thomas J. Herzfeld	Erik M. Herzfeld
Chairman of the Board	President and
and Portfolio Manager	Portfolio Manager

The above commentary is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security.  The specific securities identified and described do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.  Portfolio composition is subject to change.

Schedule of Investments as of June 30, 2016

Shares or Principal Amount	Description	Fair Value
Common stocks - 96.14% of net assets

Airlines - 13.10%
192,368	Avianca Holdings, SA Spon ADR	$1,184,987
50,550	Copa Holdings, S.A.	2,641,743
21,515	ERA Group Inc.*	202,241
26,000	Spirit Airlines, Inc.*	1,166,620

Banking and finance - 9.91%
19,780	Bancolombia, S.A.	690,718
55,166	Banco Latinoamericano de Comercio Exterior, S.A.	1,461,899
6,000	Bank of Nova Scotia	294,060
23,643	Evertec, Inc.	367,412
29,000	Popular Inc.	849,700
3,844	W Holding Co. Inc.*[2]	--
14,000	Western Union Company	268,520

Communications - 6.74%
44,690	América Móvil, S.A.B. de C.V. ADR	547,899
71,200	América Móvil, S.A.B. de C.V. Series A	42,837
209,144	América Móvil, S.A.B. de C.V. Series L	127,419
11,988	ATN International	932,786
497,215	Fuego Enterprises Inc.*	99,443
210,994	Grupo Radio Centro S.A.B. de C.V.*	138,953
28,400	Grupo Televisa, S.A.B. ADR	739,536
10,030	Spanish Broadcasting System, Inc.*	35,707
3,560	Telesites S.A.B. Series A*	2,123
10,457	Telesites S.A.B. Series L*	6,405

Conglomerates and holding companies - 0.57%
250,000	Admiralty Holding Company*[2]	--
5,000	Archer Daniels Midland Company	214,450
70,348	Caribbean Investment Holdings Ltd.* [1,2]	5,501
2,250	Marlowe Holdings Ltd.*	5,188

Construction and related -13.46%
199,298	Cemex S.A.B. de C.V. ADR	1,229,669
67,875	Cemex S.A.B. de C.V. Series CPO	41,610
20	Ceramica Carabobo Class A ADR*[2]	--
3,000	Martin Marietta Materials	576,000

See accompanying notes to the financial statements.

Schedule of Investments as of June 30, 2016 (continued)

Shares or Principal Amount	Description	Fair Value
134,927	MasTec, Inc.*	$3,011,571
4,000	Vulcan Materials	481,440

Consumer products and related manufacturing - 3.58%
327,290	Grupo Casa Saba, S.A.B. de C.V.*[2]	--
10,100	Watsco Incorporated	1,420,969

Food, beverages and tobacco - 5.76%
53,874	Cleanpath Resources Corp.*	5
8,799	Coca Cola Femsa, S.A.B. de C.V. ADR	729,965
18,900	Fomento Económico Mexicano, S.A.B. de C.V. Series UBD	173,406
12,000	Fomento Económico Mexicano, S.A.B. de C.V. ADR	1,109,880
5,000	Fresh Del Monte Produce Inc.	272,150

Housing - 5.75%
49,500	Lennar Corporation	2,281,950

Investment companies - 2.36%
10,800	iShares MSCI Mexico Capped ETF	543,888
800	Latin American Discovery Fund	7,392
7,633	Mexico Equity & Income Fund	83,123
13,345	Mexico Fund Inc.	223,262
7,093	Salient Midstream & MLP Fund	79,583
70,348	Waterloo Investment Holdings Ltd.*[2]	--

Leisure - 16.43%
34,400	Carnival Corporation	1,520,480
10,890	Marriott Vacations Worldwide Corp.	745,856
44,443	Norwegian Cruise Line Holdings Ltd.*	1,770,609
36,913	Royal Caribbean Cruises Ltd.	2,478,708

Mining - 2.13%
3,872	Grupo México, S.A.B. de C.V. Series B	8,991
32,000	Freeport McMoran Copper	356,480
31,900	Tahoe Resources, Inc.	477,543

Pulp and paper - 0.11%
18,300	Kimberly-Clark de México, S.A.B. de C.V. Series A	42,841

See accompanying notes to the financial statements.

Schedule of Investments as of June 30, 2016 (continued)

Shares or Principal Amount	Description	Fair Value
Railroad - 1.23%
5,750	Norfolk Southern Corporation	$489,498

Retail - 1.54%
1,270	Grupo Elektra, S.A.B. de C.V. Series CPO	17,503
1,000	Pricesmart Inc.	93,570
210,222	Wal-Mart de México, S.A.B. de C.V. Series V	501,135

Service - 0.03%
700	Grupo Aeroportuario del Sureste, S.A.B. de C.V. Series B	11,053

Trucking and marine freight - 4.79%
580	Seaboard Corporation*	1,664,971
2,000	Seacor Holdings, Inc.*	115,900
9,589	Teekay LNG Partners LP	107,876
36,000	Ultrapetrol Bahamas Ltd.*	11,405

Utilities - 7.57%
12,000	Caribbean Utilities Ltd. Class A	138,660
129,538	Consolidated Water Co. Ltd.	1,691,766
700	Cuban Electric Company (Note 3)*[2]	--
9,000	NextEra Energy Inc.	1,173,600

Other - 1.08%
25,000	Geltech Solutions Inc.*	9,125
3,420	Gusbourne PLC*	2,286
55,921	Margo Caribe, Inc.*	416,611
895	Siderurgica Venezolana Sivensa, S.A. ADR*[2]	--
79	Siderurgica Venezolana Sivensa, S.A. Series B*[2]	--

Total common stocks (cost $40,750,879)		$38,138,477

Bonds - 0% of net assets
$165,000	Republic of Cuba - 4.5%, 1977 - in default (Note 3)*[2]	$--

Total bonds (cost $63,037)		$--

Total investments (cost $40,813,916) - 96.14% of net assets		$38,138,477

Other assets less liabilities - 3.86% of net assets		$1,530,448

Net assets - 100%		$39,668,925

See accompanying notes to the financial statements.

Schedule of Investments as of June 30, 2016 (continued)

The investments are concentrated in the following geographic regions (as percentages of net assets):

United States of America	56.30%
Mexico	14.97%
Panama	13.33%
Other, individually under 5%**	15.40%
100.00%

[1]	Securities have been deemed illiquid by the Advisor based on methodology approved by the Board of Directors. Illiquid securities comprised 0.01% of net assets.
[2]	Securities have been fair valued in good faith using fair value methodology approved by the Board of Directors. Fair valued securities comprised 0.01% of net assets.
*	Non-income producing
**	Amount includes other assets less liabilities of 3.86%

See accompanying notes to the financial statements.

Statement of Assets and Liabilities as of June 30, 2016

ASSETS

Investments in securities, at fair value (cost $40,813,916) (Notes 2 and 3)		$38,138,477
Cash		1,347,564
Dividends receivable		33,316
Deferred offering costs (Shelf)		115,396
Deferred offering costs (ATM)		288,362
Other assets		18,867

TOTAL ASSETS		39,941,982

LIABILITIES

Accrued investment advisor fee (Note 4)	$146,829
Other payables	126,228

TOTAL LIABILITIES		273,057

NET ASSETS (Equivalent to $6.47 per share based on 6,133,659* shares outstanding)		$39,668,925

Net assets consist of the following:
Common stock, $.001 par value; 100,000,000 shares authorized; 6,133,659* shares issued and outstanding		$6,134
Additional paid-in capital		41,726,551
Accumulated net realized gain on investments and foreign currency		611,679
Net unrealized loss on investments and foreign currency (Note 5)		(2,675,439)

NET ASSETS		$39,668,925

*
Includes 252,875 shares issued through dividend reinvestment plan and 1,812,293 shares issued through a rights offering conducted in 2007, 1,856,535 shares issued through a rights offering conducted in 2014, and 524,400 shares issued in an at-the-market (ATM) offering through June 30, 2016. (Note 7)

See accompanying notes to the financial statements.

Statement of Operations Year Ended June 30, 2016

INVESTMENT INCOME AND EXPENSES

Dividends (net of foreign withholding tax of $6,586)		$860,663

Investment advisor fees (Note 4)	$560,707
Professional fees	311,138
Custodian fees	84,000
Insurance	38,843
CCO salary (Note 4)	26,913
Transfer agent fees	24,000
Director fees	128,850
Listing fees	22,500
Printing and postage	23,367
Proxy services	13,792
Other	14,669
Total investment expenses		1,248,779

NET INVESTMENT LOSS		(388,116)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY

Net realized gain on investments and foreign currency	952,302
Change in unrealized appreciation/depreciation on investments and foreign currency	(5,358,894)

NET LOSS ON INVESTMENTS		(4,406,592)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS		$(4,794,708)

See accompanying notes to the financial statements.

Statements of Changes in Net Assets
Years Ended June 30, 2016 and 2015

	Year-Ended 2016	Year-Ended 2015
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment loss	$(388,116)	$(522,640)
Net realized gain on investments and foreign currency	952,302	984,015
Change in unrealized appreciation/depreciation on investments and foreign currency	(5,358,894)	(1,853,030)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(4,794,708)	(1,391,655)

DISTRIBUTIONS TO STOCKHOLDERS
Realized gains	(932,480)	(3,536,700)

CAPITAL STOCK TRANSACTIONS
Net proceeds from shares issued in reinvestment of distributions (9,675 and 29,978 shares issued respectively) (Note 7)	60,662	235,335
Net proceeds of rights offering (0 and 1,856,535 shares issued respectively) (Note 7)	--	12,442,484
Net proceeds of ATM offering (524,400 and 0 shares issued respectively) (Note 7)	3,724,051	--

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,942,475)	7,749,464

NET ASSETS

Beginning	41,611,400	33,861,936

Ending	$39,668,925	$41,611,400

ACCUMULATED NET INVESTMENT GAIN (LOSS)	$0	$0

See accompanying notes to the financial statements.

Financial Highlights
Years Ended June 30, 2012 through 2016

	Year Ended June 30
	2016	2015	2014	2013	2012
PER SHARE OPERATING PERFORMANCE
(For a share of capital stock outstanding for each year)
Net asset value, beginning of year	$7.43	$9.12	$9.28	$7.90	$8.13

Operations:
Net investment loss[1]	(0.07)	(0.11)	(0.07)	(0.03)	(0.06)
Net realized and unrealized gain (loss) on investment transactions	(0.80)	(0.08)	1.05	1.61	(0.11)
Total from operations	(0.87)	(0.19)	0.98	1.58	(0.17)

Distributions:
From net realized gains	(0.16)	(0.64)	(1.14)	(0.20)	(0.06)
Total distributions	(0.16)	(0.64)	(1.14)	(0.20)	(0.06)

Dilutive effect of rights offering	--	(0.86)	--	--	--
Accretive effect of ATM offering	0.07	--	--	--	--
Accretive effect of shares in reinvestment of distribution	0.00 [2]	0.00 [2]	--	--	--

Net asset value, end of year	$6.47	$7.43	$9.12	$9.28	$7.90

Per share market value, end of year	$6.11	$9.46	$8.15	$8.51	$6.97

Total investment return (loss) based on market value per share	(33.73%)	25.40%	8.98%	25.31%	(1.39%)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$39,669	$41,611	$33,862	$34,445	$29,330
Ratio of expenses to monthly average net assets	3.20%	2.97%	2.46%	2.50%	2.68%
Ratio of net investment loss to monthly average net assets	(0.99%)	(1.36%)	(0.78%)	(0.38%)	(0.81%)
Portfolio turnover rate	9%	14%	24%	37%	15%

[1]	Computed by dividing the respective year’s amounts from the Statement of Operations by the average outstanding shares for each year presented.
[2]	Amount is less than $0.01.

See accompanying notes to the financial statements.

Notes to Financial Statements

NOTE 1. ORGANIZATION AND RELATED MATTERS

The Herzfeld Caribbean Basin Fund, Inc. (the “Fund”) is a non-diversified, closed-end  management investment company incorporated under the laws of the State of Maryland on  March 10, 1992, and registered under the Investment Company Act of 1940, as amended  and follows accounting and reporting guidance under Financial Accounting Standards Board  (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies”. The Fund commenced investing activities in January 1994. The  Fund is listed on the NASDAQ Capital Market and trades under the symbol “CUBA.”

The Fund’s investment objective is to obtain long-term capital appreciation.  The Fund  pursues its objective by investing primarily in equity and equity-linked securities of public  and private companies, including U.S.-based companies, (i) whose securities are traded  principally on a stock exchange in a Caribbean Basin Country or (ii) that have at least 50% of  the value of their assets in a Caribbean Basin Country or (iii) that derive at least 50% of their  total revenue from operations in a Caribbean Basin Country (collectively, “Caribbean Basin  Companies”).  Under normal conditions, the Fund invests at least 80% of its total assets in  equity and equity-linked securities of Caribbean Basin Countries.  This 80% policy may be  changed without stockholder approval upon sixty days written notice to stockholders.  The  Fund’s investment objective is fundamental and may not be changed without the approval  of a majority of the Fund’s outstanding voting securities.

Under the Fund’s organizational documents, its Officers and Directors are indemnified  against certain liabilities arising out of the performance of their duties to the Fund.  In  addition, in the normal course of business, the Fund enters into contracts with its vendors  and others that provide for general indemnifications.  The Fund’s maximum exposure under  these arrangements is unknown as this would involve any future potential claims that may  be made against the Fund.  However, based on experience, management expects the risk  of loss to be remote.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

In accordance with accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches.  In accordance with  GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the  use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Notes to Financial Statements

Observable inputs are those that market participants would use in pricing the asset or liability  based on market data obtained from sources independent of the Fund.  Unobservable inputs  reflect the Fund’s assumptions about the inputs market participants would use in pricing the  asset or liability developed based on the best information available in the circumstances.  The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1:	unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2:
observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an active market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3:
Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions  about the assumptions that a market participant would use in valuing the asset  or liability, and that would be based on the best information available.

The availability of valuation techniques and observable inputs can vary from security to  security and is affected by a wide variety of factors including, the type of security, whether  the security is new and not yet established in the marketplace, and other characteristics  particular to the transaction.  To the extent that valuation is based on models or inputs that  are less observable or unobservable in the market, the determination of fair value requires  more judgment.  Those estimated values do not necessarily represent the amounts that may  be ultimately realized due to the occurrence of future circumstances that cannot be reasonably  determined.  Because of the inherent uncertainty of valuation, those estimated values may  be materially higher or lower than the values that would have been used had a ready market  for the securities existed.  Accordingly, the degree of judgment exercised by the Fund in  determining fair value is greatest for securities categorized in Level 3.  In certain cases, the  inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the  fair value measurement in its entirety falls, is determined based on the lowest level input  that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant  rather than an entity-specific measure.  Therefore, even when market assumptions are not  readily available, the Fund’s own assumptions are set to reflect those that market participants  would use in pricing the asset or liability at the measurement date.  The Fund uses prices and  inputs that are current as of the measurement date, including periods of market dislocation.  In periods of market dislocation, the observability of prices and inputs may be reduced for  many securities.  This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

Notes to Financial Statements

Investments in securities traded on a national securities exchange (or reported on the  NASDAQ National Market or Capital Market) are stated at the last reported sales price on  the day of valuation (or at the NASDAQ official closing price); other securities traded in  the over-the-counter market and listed securities for which no sale was reported on that date  are stated at the last quoted bid price. Restricted securities and other securities for which  quotations are not readily available are valued at fair value as determined by the Board of  Directors.

The following table summarizes the classification of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2016:

	Level 1	Level 2	Level 3	Total
Assets (at fair value)
Common Stocks
USA	$22,234,000	$99,443	$0	$22,333,443
Mexico	5,939,233	0	0	5,939,233
Panama	5,288,629	0	0	5,288,629
Cayman	1,691,766	138,660	0	1,830,426
Puerto Rico	1,633,724	0	0	1,633,724
Colombia	690,718	0	0	690,718
Other	416,803	0	5,501	422,304
Bonds
Cuba	0	0	0	0
Total Investments in securities	$37,894,873	$238,103	$5,501	$38,138,477

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used to determine fair value as of June 30, 2016:

Investment in Securities at Value
Level 3
Balance as of 6/30/15	$406,977
Sales	(25,360)
Realized gain/(loss)	(13,691)
Change in unrealized gain/(loss)	(129,530)
Transfer into Level 3	5,501
Transfer out of Level 3	(238,396)
Balance as of 6/30/16	$5,501

Additional quantitative disclosures for assets in which Level 3 inputs are used in determining fair value are presented when there are significant Level 3 investments at the end of the period.

Quantitative Information about Level 3 Fair Value Measurements
Investment	Fair Value at June 30, 2016	Valuation Basis at June 30, 2016	Valuation Technique	Unobservable Input(s)	Range	Selected Value
Equity Security	$5,501	Market Approach	Market Transaction Method	Precedent Transaction	$0.09	$0.09
				Discount for lack of liquidity	1%-20%	10%
TOTAL INVESTMENTS	$5,501

Notes to Financial Statements

All transfers are recognized by the Fund at the end of each reporting period.  Transfers from  Level 3 to Level 1 were $138,953.  Transfers from Level 3 to Level 2 were $99,443.  Transfers  between Levels related to the availability of trade information near the valuation date.

Under procedures approved by the Directors, the Advisor provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Directors.  Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial  instruments for which market prices are not readily available.  Under these procedures, the  Advisor convenes on a regular and ad hoc basis to review such securities and considers a  number of factors, including valuation methodologies and significant unobservable valuation  inputs, when arriving at a fair value.  The Advisor may employ a market-based approach  which may use related or comparable assets or liabilities, recent transactions, market  multiples, book values and other relevant information for the investment to determine the  fair value of the investment.  An income-based valuation approach may also be used in which  the anticipated future cash flows of the investment are discounted to calculate fair value.  Discount may be applied due to the nature or duration of any restrictions on the disposition  of investments.  Due to the inherent uncertainty of valuations of such investments, the fair  values may differ significantly from the values that would have been used had an active  market existed.  The Advisor employs various methods for calibrating these valuation  approaches including a regular view of valuation methodologies, key inputs and assumptions,  transactional back-testing or disposition analysis and reviews of any related market activity.

Income Recognition

Security transactions are recorded on the trade date. Gains and losses on securities sold  are determined on the basis of identified cost. Dividend income is recognized on the ex-dividend date or in the case of certain foreign securities, as soon as the Fund is notified,  and interest income is recognized on an accrual basis. Discounts and premiums on debt  securities purchased are amortized over the life of the respective securities.  It is the Fund’s  practice to include the portion of realized and unrealized gains and losses on investments  denominated in foreign currencies as components of realized and unrealized gains and losses  on investments and foreign currency. Withholding on foreign taxes have been provided for  in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  Pursuant to a custodian agreement, State Street Bank and Trust (“SSBT”) receives a fee  reduced by credits which are determined based on the average daily cash balance the Fund  maintains with SSBT.  Credit balances used to reduce the Fund’s custodian fees for the year  ended June 30, 2016 were $0.

Notes to Financial Statements

Foreign Currency

The accounting records of the Fund are maintained in U.S. dollars.  Foreign currency amounts and investments denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the valuation date.  Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions.

Deposits with Financial Institutions

The Fund may, during the course of its operations, maintain account balances with financial institutions in excess of federally insured limits.

Counterparty Brokers

In the normal course of business, substantially all of the Fund’s money balances and security  positions are custodied with the Fund’s custodial broker, SSBT.  The Fund also transacts  with other brokers.  The Fund is subject to credit risk to the extent any broker with which  it conducts business is unable to fulfill contractual obligations on its behalf.  The Fund’s  management monitors the financial condition of such brokers and does not anticipate any  losses from these counterparties.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Fund’s policy is to continue to comply with the provisions of the Internal Revenue Code  of 1986, as amended, that are applicable to regulated investment companies and to distribute  all of its taxable income to its stockholders.  Under these provisions, the Fund is not subject  to federal income tax on its taxable income and no federal income tax provision is required.

The Fund has adopted a June 30 year-end for federal income tax purposes.

Notes to Financial Statements

Distributions to Stockholders

Distributions to stockholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP.  For the year ended June 30, 2016, a distribution from long-term capital gains of $0.16 per share was declared on December 18, 2015.

NOTE 3. RESTRICTED SECURITIES OWNED

Investments in securities include $165,000 principal, 4.5%, 1977 Republic of Cuba bonds  purchased for $63,038 that are currently segregated and restricted from transfer.  The bonds  were listed on the New York Stock Exchange (“NYSE”) and had been trading in default  since 1960.  A “regulatory halt” on trading was imposed by the NYSE in July 1995 and  trading in the bonds was suspended as of December 28, 2006.  The NYSE has stated that  following the suspension of trading, application will be made to the Securities and Exchange  Commission to delist the issue.  As of June 30, 2016, the position was valued at $0 by the  Board of Directors.

Investments in securities also include 700 shares of Cuban Electric Company, purchased for $5,817, which are currently segregated and restricted from transfer.  As of June 30, 2016, the position, was valued at $0 by the Board of Directors.

NOTE 4. TRANSACTIONS WITH AFFILIATES

HERZFELD / CUBA (the “Advisor”), a division of Thomas J. Herzfeld Advisors, Inc., is the Fund’s investment advisor and charges a monthly fee at the annual rate of 1.45% of the Fund’s average daily net assets.  Total fees for the year ended June 30, 2016 amounted to $560,707 of which $146,829 is payable as of June 30, 2016.

Mr. Thomas J. Herzfeld is the owner of the Advisor.

The Fund reimbursed the Advisor in the amount of $26,913 for the portion of the chief compliance officer’s (the “CCO”) salary determined to be attributable to the services provided as CCO of the Fund.

NOTE 5. INVESTMENT TRANSACTIONS

During the year ended June 30, 2016, purchases and sales of investment securities were $4,459,286 and $3,259,807, respectively.

At June 30, 2016, the Fund’s investment portfolio had gross unrealized gains of $6,151,487 and gross unrealized losses of $8,826,926, resulting in a net unrealized loss on investments of $2,675,439 for financial statement purposes.

Notes to Financial Statements

NOTE 6. INCOME TAX INFORMATION

As of June 30, 2016, for tax purposes the Fund’s accumulated net realized gain on investments was $827,801.

The cost basis of securities owned for financial statement purposes is lower than the cost  basis for income tax purposes by $216,122 due to wash sale adjustments and book-to-tax  adjustments to partnership investment.  As of June 30, 2016, gross unrealized gains were  $6,151,487 and gross unrealized losses were $9,043,048 for income tax purposes.

Permanent differences accounted for during the year ended June 30, 2016 result from differences between book and tax accounting for the characterization of foreign currency losses, partnership adjustments, and the reclassification of the Fund’s net investment loss for tax purposes.  Such amounts have been reclassified as follows:

	Accumulated Net Investment Loss	Realized Gain on Investments	Additional Paid in Capital
Year ended June 30, 2016	$388,116	$(14,746)	$(373,370)

In accordance with GAAP, the Fund is required to determine whether a tax position is more  likely than not to be sustained upon examination by the applicable taxing authority, including  resolution of any related appeals or litigation processes, based on the technical merits of the  position.  The Fund files an income tax return in the U.S. federal jurisdiction, and may file  income tax returns in various U.S. states and foreign jurisdictions.  Generally the Fund is  no longer subject to income tax examinations by major taxing authorities for years before  June 30, 2013.  The tax benefit recognized is measured as the largest amount of benefit  that has a greater than fifty percent likelihood of being realized upon ultimate settlement.  De-recognition of a tax benefit previously recognized results in the Fund recording a tax  liability that reduces ending net assets.

The Fund’s policy would be to recognize accrued interest expense to unrecognized tax benefits in interest expense and penalties in operating expenses.  There were none for the year ended June 30, 2016.

The tax character of distributions paid to shareholders during the fiscal year ended June 30, 2016 and June 30, 2015 were as follows: ordinary income of $0 and $71,408, and long-term capital gains of, $932,480 and $3,465,295, respectively.

NOTE 7. CAPITAL SHARE TRANSACTIONS

2007 Rights Offering

On October 26, 2007, the Fund issued 1,812,293 common shares in connection with a rights  offering.  Stockholders of record September 26, 2007 were issued one non-transferable right for every share owned on that date.  The rights entitled the stockholders to purchase one new common share for every right held.  In addition, the Fund had the discretion to increase the number of shares of common stock subject to subscription by up to 100% of the shares offered, or up to an additional 1,678,556 shares of common stock.

Notes to Financial Statements

The subscription price was equal to 85% of the average volume-weighted sales price per share of the Fund’s common stock on the NASDAQ Capital Market on October 26, 2007 and the four preceding trading days.  The final subscription price was $10.04 per share.  Net proceeds to the Fund were $18,075,138 after deducting rights offering costs of $120,284. The net asset value of the Fund’s common shares was increased by approximately $0.09 per share as a result of the share issuance.

2014 Rights Offering

On December 12, 2014, the Fund issued 1,856,535 common shares in connection with a  rights offering.  Stockholders of record October 9, 2014 were issued one non-transferable  right for every share owned on that date.  The rights entitled the stockholders to purchase  one new common share for every three rights held.  In addition, the Fund had the discretion  to increase the number of shares of common stock subject to subscription by up to 50% of  the shares offered, or up to an additional 618,845 shares of common stock.

The subscription price was equal to 95% of the average volume-weighted closing sales price  per share of the Fund’s common stock on the NASDAQ Capital Market on December 4,  2014 and the four preceding trading days.  The final subscription price was $6.77 per share.  The Fund issued the entire 50% optional secondary oversubscription.  Net proceeds to the  Fund were $12,442,484, after deducting rights offering costs of $126,034.  The net asset  value of the Fund’s common shares was decreased by approximately $0.86 per share, as a  result of the share issuance.

2015 ATM Offering

In connection with its At-The-Market (“ATM”) offering, as of June 30, 2016, the Fund has  issued a total of 524,400 shares of common stock.  The net asset value of the Fund’s common  shares was increased by approximately $0.07 per share as a result of the share issuance.

The Fund incurred approximately $410,585 of offering costs in association with the offering,  which is recorded as a deferred offering cost and is being amortized over the life of the  offering.  These costs are categorized as deferred offering costs (ATM) on the Statement of  Assets and Liabilities.  As of June 30, 2016, approximately $122,223 has been amortized.

Additionally, the Fund incurred approximately $120,115 of offering costs in association with  a shelf registration, which is recorded as a deferred offering cost and is being amortized  over the life of the shelf registration.  These costs are categorized as deferred offering costs  (Shelf) on the Statement of Assets and Liabilities.  As of June 30, 2016 approximately  $4,719 has been amortized.

Notes to Financial Statements

Year-End Distributions

On January 9, 2012, the Fund paid a year-end distribution of $0.0634 per share in cash.

On December 26, 2012, the Fund paid a year-end distribution of $0.196 per share in cash.

On January 7, 2014, the Fund paid a year-end distribution of $1.140 per share in stock. Stockholder were also given the option of receiving the payment in cash.  Shares were purchased in the open market to pay the distribution at a reinvestment price of $8.2657 per share including brokerage commissions.

On January 7, 2015 the Fund paid a year-end distribution of $0.635 per share in cash. Stockholders enrolled in the Fund’s dividend reinvestment plan received stock, issued by the Fund at $7.85 per share, equal to 95% of the closing market price of the stock on January 7, 2015, pursuant to the Fund’s Dividend Reinvestment Plan.  The Fund issued a total of 29,978 common shares in connection with its year-end distribution.

On January 6, 2016 the Fund paid a year-end distribution of $0.16 per share in cash. Stockholders enrolled in the Fund’s dividend reinvestment plan received stock, issued by the Fund at $6.27 per share, equal to 95% of the closing market price of the stock on January 6, 2016, pursuant to the Fund’s Dividend Reinvestment Plan.  The Fund issued a total of 9,675 common shares in connection with its year-end distribution.

NOTE 8. INVESTMENT RISKS

Foreign Securities Risk

Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.  Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.  Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes.  In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.  Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Notes to Financial Statements

Other potential foreign market risks include foreign exchange controls, difficulties in  pricing securities, defaults on foreign government securities, difficulties in enforcing legal  judgments in foreign courts and political and social instability.  Legal remedies available to  investors in certain foreign countries may be less extensive than those available to investors in the United States.

Currency Risk

Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. Dollar.  Changes in foreign currency exchange rates may affect the value of the Fund’s portfolio.  Because the Fund’s assets are primarily invested in securities of Caribbean Basin Companies, and because some portion of revenues and income may be received in foreign currencies while Fund distributions will be made in dollars, the dollar equivalent of the Fund’s net assets and distributions would be adversely affected by reductions in the value of the foreign currencies relative to the dollar.  For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.  Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars.  Conversely, when the U.S. Dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. Dollars.  This risk, generally known as “currency risk,” means that a strong U.S. Dollar may reduce returns for U.S. investors while a weak U.S. Dollar may increase those returns.  The Fund is managed with the assumption that most of its stockholders hold their assets in U.S. Dollars.  As a result, and because distributions are made in U.S. Dollars, other non-U.S. investors will be adversely affected by reductions in the value of the U.S. Dollar relative to their home currency.

Geographic Concentration Risk

The Fund may invest from time to time a substantial amount of assets in issuers located in a single country or a limited number of countries.  If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance.  The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

Notes to Financial Statements

NOTE 9. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee (the “Committee”) of the Board of Directors of the Fund completed a competitive process to select the Fund’s independent registered public accounting firm for the fiscal years ending June 30, 2016 and 2017.  As a result of this process, on May 11, 2016, the Committee approved and the Board of Directors ratified (i) the engagement of Tait Weller as the Fund’s new independent registered public accounting firm to audit its financial statements for the fiscal years ending June 30, 2016 and 2017, and (ii) the dismissal of KPMG LLP (“KPMG”), as the Fund’s independent registered public accounting firm. Accordingly, on May 18, 2016, Tait Weller was engaged by the Fund as the independent registered public accounting firm and KPMG was dismissed.

The audit reports of KPMG on the Fund’s financial statements as of and for the two fiscal years  ended June 30, 2014 and 2015 did not contain any adverse opinion or disclaimer of opinion,  nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended June 30, 2014 and 2015, and through the subsequent interim period preceding KPMG’s dismissal on May 18, 2016: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (ii) there were no “reportable events” within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The selection of Tait Weller does not reflect any disagreements with or dissatisfaction by  the Fund or the Board of Directors with the performance of the Fund’s prior independent  registered public accounting firm, KPMG.  During the Fund’s fiscal years ended June 30,  2014 and 2015, neither the Fund nor anyone on their behalf, consulted with Tait Weller on  items which: (i) concerned the application of accounting principles to a specified transaction,  either completed or proposed, or the type of audit opinion that might be rendered on the  Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in  paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in  paragraph (a)(1)(v) of said Item 304).

NOTE 10. SUBSEQUENT EVENTS

Management has evaluated the impact of subsequent events on the Fund, through the date the financial statements were issued, and has determined that there were no subsequent events that required disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and
The Board of Directors of
The Herzfeld Caribbean Basin Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of  investments, of The Herzfeld Caribbean Basin Fund, Inc. (the “Fund”), as of June 30, 2016 and the  related statement of operations, the statement of changes in net assets, and the financial highlights for the  year then ended. These financial statements and financial highlights are the responsibility of the Fund’s  management.  Our responsibility is to express an opinion on these financial statements and financial  highlights based on our audit.  The statement of changes in net assets for the year ended June 30, 2015  and the financial highlights for each of the two  years in the period then ended were audited by other  auditors whose report dated August 21, 2015, expressed an unqualified opinion on those financial  statements and financial highlights. The financial highlights for each of the two years in the period ended  June 30, 2012 were audited by other auditors whose report dated August 16, 2013, expressed an  unqualified opinion on those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight  Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable  assurance  about  whether  the  financial  statements  and  financial  highlights  are  free  of  material  misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal  control over financial reporting.  Our audit included consideration of internal control over financial  reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for  the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial  reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis,  evidence supporting the amounts and disclosures in the financial statements.  Our procedures included  confirmation of securities owned as of June 30, 2016, by correspondence with the custodian.  An audit  also includes assessing the accounting principles used and significant estimates made by management, as  well as evaluating the overall financial statement presentation.  We believe that our audit provides a  reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all  material respects, the financial position of The Herzfeld Caribbean Basin Fund, Inc. as of June 30, 2016,  the results of its operations, the changes in its net assets and the financial highlights for the year then  ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
August 15, 2016

Directors and Officers of the Fund (Unaudited)

Name Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served
Interested Directors
Thomas J. Herzfeld* 119 Washington Avenue, Suite 504 Miami Beach, FL 33139 Age: 71	Chairman, Director, and Portfolio Manager	three years; 1993 to present
Independent Directors
Cecilia L. Gondor** c/o The Herzfeld Caribbean Basin Fund, Inc. 119 Washington Avenue, Suite 504 Miami Beach, FL 33139 Age: 54	Director	three years; 2014 to present
Ann S. Lieff c/o The Herzfeld Caribbean Basin Fund, Inc. 119 Washington Avenue, Suite 504 Miami Beach, FL 33139 Age: 64	Director	three years; 1998 to present
Kay W. Tatum, Ph.D., CPA c/o The Herzfeld Caribbean Basin Fund, Inc. 119 Washington Avenue, Suite 504 Miami Beach, FL 33139 Age: 64	Director	three years; 2007 to present
John A. Gelety c/o The Herzfeld Caribbean Basin Fund, Inc. 119 Washington Avenue, Suite 504 Miami Beach, FL 33139 Age: 48	Director	three years; 2011 to present

*	Mr. Thomas J. Herzfeld is an “interested person” of the Fund, (as defined in the 1940 Act) because he is a Director, control person, and employee of the Fund’s Advisor.
**	Prior to July 1, 2016 Ms. Gondor was treated as an “interested person” (as defined in the 1940 Act) due to her former positions as an officer and employee of the Fund’s Advisor and of the Fund.

Principal Occupation(s) During Past 5 Years	Number of Portfolios In Complex Overseen By Director	Other Directorships Held by Director
Thomas J. Herzfeld Advisors, Inc., serving as Chairman, 1984-present; Portfolio Manager, 1984-present; and President, 1984-2016.	2	The Cuba Fund, Inc. (in registration)
Managing Member of L&M Management, a real estate management business, 2014-present; and Executive Vice President of Thomas J. Herzfeld Advisors, Inc., 1984-2014.	1	None
President of the Lieff Company, a management consulting firm that offers ongoing advisory services as a corporate director, 1998-present; former CEO Spec’s Music 1980-1998, a retailer of recorded music.	1	None
Associate Professor of Accounting, University of Miami School of Business Administration, 1992-present; Chair, Department of Accounting, 2004-2008; Assistant Professor of Accounting, University of Miami, 1986-1992.	1	None
Attorney and shareholder at Greenspoon Marder, P.A., corporate practice group, 2016-present; John A. Gelety, PA, a transactional law firm, 2005-2016.	1	None

Additional information about the Directors is included in the Fund’s Prospectus.

Directors and Officers of the Fund (Unaudited)(cont’d)

Name Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served
Officers
Erik M. Herzfeld 119 Washington Avenue, Suite 504 Miami Beach, FL 33139 Age: 42	Portfolio Manager; President	2008 to present 2016 to present
Reanna J. M. Lee 119 Washington Avenue, Suite 504 Miami Beach, FL 33139 Age: 30	Secretary, Treasurer	2014 to present

Principal Occupation(s) During Past 5 Years	Other Directorships Held by Officer
Thomas J. Herzfeld Advisors, Inc., serving as President, 2016-present; Portfolio Manager, 2007-present; and, Managing Director, 2007-2015; Vice President JPMorgan Chase 2000-2007, foreign exchange option trading.
Strategic Investment Partners, Inc.
Thomas J. Herzfeld Advisors, Inc., serving as In-house counsel, 2012-present; and Chief Compliance Officer, 2013-present; Reanna J M Lee, PA, a law firm, 2011-2012.	N/A

Quarterly Portfolio Reports (Unaudited)

The Fund files quarterly schedules of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year (September and March) on Form N-Q. The Form N-Q is available by link on the Fund’s website at www.herzfeld.com, by calling the Fund at 800-TJH-FUND, or on the SEC’s EDGAR database at www.sec.gov. In addition, the Form N-Q can be reviewed and copied at the SEC’s public reference room in Washington, D.C. More information about the SEC’s website or the operation of the public reference room can be obtained by calling the SEC at 1-800-732-0330.

Proxy Voting Policies and Procedures (Unaudited)

Information regarding how the Fund voted proxies relating to portfolio securities from July 1, 2015 to June 30, 2016, and a description of the Fund’s policies and procedures used to determine how to vote proxies relating to its portfolio securities is available without charge, upon request, by calling the Fund at 800-TJH-FUND, or by accessing the SEC’s website at www.sec.gov.

Privacy Policy (Unaudited)

Information We Collect

We collect nonpublic information about our stockholders from applications or other account forms that they complete, from their transactions with us, our affiliates or others through transactions and conversations over the telephone.

Information We Disclose

We do not disclose information about our stockholders, or our former stockholders, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we may disclose nonpublic information about stockholders to third parties to assist us in servicing a stockholders’ account with us and to send transaction confirmations, annual reports, prospectuses and tax forms to our stockholders. We may also disclose nonpublic information about our stockholders to government entities in response to subpoenas.

Our Security Procedures

To ensure the highest level of confidentiality and security, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard stockholders’ personal information. We also restrict access to stockholders’ personal and account information to those employees who need to know that information to provide services to our stockholders.

Dividend Reinvestment Plan (Unaudited)

Registered holders (“Stockholders”) of shares of common stock, $0.001 par value (“Common Stock”) of Herzfeld Caribbean Basin Fund, Inc. (the “Fund”) will automatically be enrolled (“Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) and are advised as follows:

1.	State Street Bank & Trust Company (the “Agent”) will act as agent for each Participant. The Agent will open an account for each registered shareholder as a Participant under the Plan in the same name in which such Participant’s shares of Common Stock are registered.

2.	CASH OPTION. Pursuant to the Fund’s Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions payable in cash (“Distributions”) will be automatically reinvested by the Agent in additional Common Stock of the Fund. Stockholders who elect not to participate in the Plan will receive all cash distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by the Agent, as dividend paying agent. Stockholders and Participants may elect not to participate in the Plan and to receive all cash distributions of dividends and capital gains in cash by sending written instructions to the Agent, as dividend paying agent, at the address set forth below.

3.	MARKET PREMIUM ISSUANCES. If on the payment date for a Distribution, the net asset value per Common Stock is equal to or less than the market price per Common Stock plus estimated brokerage commissions, the Agent shall receive newly issued Common Stock (“Additional Common Stock”) from the Fund for each Participant’s account. The number of Additional Common Stock to be credited shall be determined by dividing the dollar amount of the Distribution by the greater of (i) the net asset value per Common Share on the payment date, or (ii) 95% of the market price per Common Share on the payment date.

4.	MARKET DISCOUNT PURCHASES. If the net asset value per Common Stock exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent (or a broker-dealer selected by the Agent) shall endeavor to apply the amount of such Distribution on each Participant’s Common Stock to purchase Common Stock on the open market. In the event of a market discount on the payment date, the Agent will have 30 days after the dividend payment date (the “last purchase date”) to invest the dividend amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all Common Stock purchased by the Agent as Agent shall be the price per Common Stock allocable to each Participant. If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the Common Stock as of the payment date, the purchase price paid by Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer Common Stock than if such Distribution had been paid in Common Stock issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued Common Stock at the net asset value per Common Stock at the close of business on the last purchase date. Participants should note that they will not be able to instruct the Agent to purchase Common Stock at a specific time or at a specific price. Open-market purchases may be made on any securities exchange where Common Stock are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Each Participant’s uninvested funds held by the Agent will not bear interest. The Agent shall have no liability in connection with any inability to purchase Common Stock within the time provided, or with the timing of any purchases effected. The Agent shall have no responsibility for the value of Common Stock acquired. The Agent may commingle Participants’ funds to be used for open-market purchases of the Fund’s shares and the price per share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions and other related costs) of all Fund shares purchased by Agent. The rules and regulations of the Securities and Exchange Commission may require the Agent to limit the Agent’s market purchases or temporarily cease making market purchases for Participants.

Dividend Reinvestment Plan (Unaudited)(continued)

5.	The market price of Common Stock on a particular date shall be the last sales price on the securities exchange where the Common Stock are listed on that date (currently the NASDAQ Capital Market)(the “Exchange”), or, if there is no sale on the Exchange on that date, then the average between the closing bid and asked quotations on the Exchange on such date will be used. The net asset value per Common Stock on a particular date shall be the amount calculated on that date (or if not calculated on such date, the amount most recently calculated) by or on behalf of the Fund.

6.	Whenever the Agent receives or purchases shares or fractional interests for a Participant’s account, the Agent will send such Participant a notification of the transaction as soon as practicable. The Agent will hold such shares and fractional interests as such Participant’s agent and may hold them in the Agent’s name or the name of the Agent’s nominee. The Agent will not send a Participant stock certificates for shares unless a Participant so requests in writing or unless a Participant’s account is terminated as stated below. The Agent will vote any shares so held for a Participant in accordance with any proxy returned to the Fund by such Participant in respect of the shares of which such Participant is the record holder.

Dividend Reinvestment Plan (Unaudited)(continued)

7.	There is presently no service charge for the Agent serving as Participants’ agent and maintaining Participants’ accounts. The Agent may, however, charge Participants for extra services performed at their request. The Plan may be amended in the future to impose a service charge. In acting as Participants’ agent under the Plan, the Agent shall be liable only for acts, omissions, losses, damages or expenses caused by the Agent’s willful misconduct or gross negligence. In addition, the Agent shall not be liable for any taxes, assessments or governmental charges which may be levied or assessed on any basis whatsoever in connection with the administration of the Plan.

8.	The Agent may hold each Participant’s Common Stock acquired pursuant to the Plan together with the Common Stock of other Stockholders of the Fund acquired pursuant to the Plan in non-certificated form in the Agent’s name or that of the Agent’s nominee. Each Participant will be sent a confirmation by the Agent of each acquisition made for his or her account as soon as practicable, but in no event later than 60 days, after the date thereof. Upon a Participant’s request, the Agent will deliver to the Participant, without charge, a certificate or certificates for the full Common Stock. Although each Participant may from time to time have an undivided fractional interest in a Common Share of the Fund, no certificates for a fractional share will be issued. Similarly, Participants may request to sell a portion of the Common Stock held by the Agent in their Plan accounts by calling the Agent, writing to the Agent, or completing and returning the transaction form attached to each Plan statement. The Agent will sell such Common Stock through a broker-dealer selected by the Agent within 5 business days of receipt of the request. The sale price will equal the weighted average price of all Common Stock sold through the Plan on the day of the sale, less brokerage commissions. Participants should note that the Agent is unable to accept instructions to sell on a specific date or at a specific price. Any share dividends or split shares distributed by the Fund on Common Stock held by the Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its Stockholders rights to purchase additional Common Stock, the Common Stock held for each Participant under the Plan will be added to other Common Stock held by the Participant in calculating the number of rights to be issued to each Participant.

If a Participant holds more than one Common Stock Certificate registered in similar but not identical names or if more than one address is shown for a Participant on the Fund’s records, all of such Participant’s shares of Common Stock must be put into the same name and address if all of them are to be covered by one account. Additional shares subsequently acquired by a Participant otherwise than through the Plan will be covered by the Plan.

9.	The reinvestment of Distributions does not relieve Participants of any federal, state or local taxes which may be payable (or required to be withheld on Distributions.) Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to tax consequences of participation in the Plan, Participants should consult with their own tax advisors.

Dividend Reinvestment Plan (Unaudited)(continued)

10.	Each registered Participant may terminate his or her account under the Plan by notifying the Agent in writing at State Street Bank and Trust, P.O. Box 642, Boston, MA 02117- 0642, or by calling the Agent at (617) 662-2760. Such termination will be effective with respect to a particular Distribution if the Participant’s notice is received by the Agent prior to such Distribution record date. The Plan may be terminated by the Agent or the Fund upon notice in writing mailed to each Participant at least 60 days prior to the effective date of the termination. Upon any termination, the Agent will cause a certificate or certificates to be issued for the full shares held for each Participant under the Plan and cash adjustment for any fraction of a Common Share at the then current market value of the Common Shares to be delivered to him. If preferred, a Participant may request the sale of all of the Common Shares held by the Agent in his or her Plan account in order to terminate participation in the Plan. If any Participant elects in advance of such termination to have Agent sell part or all of his shares, Agent is authorized to deduct from the proceeds the brokerage commissions incurred for the transaction. If a Participant has terminated his or her participation in the Plan but continues to have Common Shares registered in his or her name, he or she may re-enroll in the Plan at any time by notifying the Agent in writing at the address above.

11.	These terms and conditions may be amended by the Agent or the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent of a successor Agent, subject to the prior written approval of the successor Agent by the Fund.

12.	These terms and conditions shall be governed by the laws of the State of Maryland.

Dated: November 22, 2006

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THE HERZFELD CARIBBEAN BASIN FUND, INC.
119 Washington Avenue
Suite 504
Miami Beach, FL 33139

ITEM 2. CODE OF ETHICS

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in Item 2(b) of Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

As of the end of the period covered by the report, the registrant's board of directors has determined that Dr. Kay Tatum is an "audit committee financial expert" serving on its audit committee and that she is "independent" as such terms are defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) - (d)

Set forth in the table below are audit fees and non-audit related fees billed to the registrant by its principal accountant (the "Auditor") for the audit of the registrant’s annual financial statements and services provided by the Auditor in connection with statutory and regulatory filings during and for the Registrant's fiscal years ended June 30, 2015 and 2016.

Fiscal Year Ended June 30,	Audit Fees	Audit-Related Fees	Tax Fees(2)	All Other Fees(3)
2015*	$51,970	$0	$11,000	$6,200
2016**	$36,000	$0	$3,000	$33,500

*	For fiscal year ended June 30, 2015 “Audit Fees,” “Tax Fees,” and “All Other Fees” were paid to KPMG LLP.
**	For fiscal year ended June 30, 2016 “Audit Fees” and “Tax Fees” were paid to Tait, Weller & Baker LLP and “All Other Fees” were paid to KPMG LLP.

(2) These fees related to services consisting of the review or preparation of U.S. federal, state, local and excise tax returns.

(3) These fees related to services consisting of accounting consultations, agreed upon procedure reports, attestation reports, comfort letters and review of statutory and regulatory filings.

(e) The registrant's Audit Committee charter requires that the Audit Committee pre-approve all auditing services and non-audit services (including the fees for such services and terms thereof) to be performed for the registrant by its Auditor, and the committee has not adopted pre-approval policies and procedures, although it may determine to do so in the future. The engagement to render auditing and non-auditing services would be presented to and pre-approved by the Audit Committee. All of the audit, audit-related and tax services described above for which the Auditor billed the registrant fees for the fiscal years ended June 30, 2015 and 2016 were pre-approved by the Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees bills by the registrant's Auditor for services rendered to the registrant, and rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $6,200 for 2015 and $33,500 for 2016.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. As of June 30, 2016, the registrant's audit committee was comprised of Kay W. Tatum, John A. Gelety, and Ann S. Lieff.

(b) Not applicable.

ITEM 6. INVESTMENTS

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

A copy of the registrant's proxy voting policies and procedures as well as its adviser's policies and procedures are attached hereto as Appendix A.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1) Thomas J. Herzfeld, Chairman and Portfolio Manager of The Herzfeld Caribbean Basin Fund, Inc. serves as a portfolio manager of the Fund and has held this position since its inception in 1993. This information is as of August 29, 2016.

Erik M. Herzfeld, President and Portfolio Manager of The Herzfeld Caribbean Basin Fund, Inc. serves as a portfolio manager of the Fund and has held this position since 2007. Before joining the Fund's investment adviser in 2007, Erik served in quantitative research and trading with both Lehman Brothers and JPMorgan, where he served as Vice President in New York and Asia. This information is as of August 29, 2016.

(a)(2)(i) and (ii) As of June 30, 2016, Mr. Thomas J. Herzfeld and Mr. Erik M. Herzfeld were also portfolio managers for approximately 289 other accounts comprising $208 million under management, one other investment company comprising $44 million under management, and 0 pooled investment vehicles comprising $0 under management, however, none of the these accounts are managed with an investment strategy similar to the Fund’s. Also as of June 30, 2016, the Fund had total assets of approximately $40 million.

(a)(2)(iii) No accounts are charged fees based on performance. For accounts other than the Fund, fees are calculated as a percentage of the value of assets under management at the end of each quarter.

(a)(2)(iv) The Fund does not believe that any material conflicts are likely to arise through Mr. Thomas J. Herzfeld's or Mr. Erik M. Herzfeld's management of other accounts in addition to the Fund in that there is very little overlap in the type of investments made for the Fund and other accounts, which generally trade shares of closed-end funds. The Fund is permitted, to a limited extent, to buy shares of other closed-end funds and occasionally other clients or Mr. T. Herzfeld may buy shares of securities also held in the portfolio of the Fund. The advisor and the Fund have adopted procedures overseen by the Chief Compliance Officer ("CCO") intended to monitor compliance with such policies which include conflicts which may occur regarding allocation of investment opportunities between the Fund and other account. The CCO of the Fund reports directly to the Board of Directors at least annually.

(a)(3) Mr. Thomas J. Herzfeld and Mr. Erik M. Herzfeld receive no direct compensation from the Fund for their services as Portfolio Managers. Mr. Thomas J. Herzfeld owns 100% of the voting stock of the Advisor, a Subchapter S Corporation, therefore he is taxed on its profits. Portfolio managers, other than Thomas J. Herzfeld, are paid a fixed salary by the Advisor. In addition, the Advisor retains the ability to pay bonuses based on the overall profitability of the Advisor, however, compensation is not directly based upon the performance of a particular client or account, including the Fund's pre or after-tax performance, nor the value of a particular client or account, including the value of the Fund's assets.

(a)(4)(a) Range of value of shares of the Fund owned by Mr. Thomas J. Herzfeld as of June 30, 2016: over $1,000,000. Range of value of shares of the Fund owned by Mr. Erik M. Herzfeld as of June 30, 2016: $500,001-$1,000,000.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END FUND MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid Per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (beginning July 1, 2015 and ending July 31, 2015)	0	n/a	n/a	n/a
Month #2 (beginning August 1, 2015 and ending August 31, 2015)	0	n/a	n/a	n/a
Month #3 (beginning September 1, 2015 and ending September 30, 2015)	0	n/a	n/a	n/a
Month #3 (beginning October 1, 2015 and ending October 31, 2015)	0	n/a	n/a	n/a
Month #4 (beginning November 1, 2015 and ending November 30, 2015)	0	n/a	n/a	n/a
Month #5 (beginning December 1, 2015 and ending December 31, 2015)	0	n/a	n/a	n/a
Month #7 (beginning January 1, 2016 and ending January 31, 2016)	0	n/a	n/a	n/a
Month #8 (beginning February 1, 2016 and ending February 28, 2016)	0	n/a	n/a	n/a
Month #9 (beginning March 1, 2016 and ending March 31, 2016)	0	n/a	n/a	n/a
Month #10 (beginning April 1, 2016 and ending April 30, 2016)	0	n/a	n/a	n/a
Month #11 (beginning May 1, 2016 and ending May 31, 2016)	0	n/a	n/a	n/a
Month #12 (beginning June 1, 2016 and ending June 30, 2016)	0	n/a	n/a	n/a
Total	0	n/a	n/a	n/a

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the stockholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics is filed as Exhibit 99.CodeEth to the N-CSR.

(a)(2) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith as Exhibits 99.302 Cert.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith as Exhibits 99.906 Cert.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Herzfeld Caribbean Basin Fund, Inc.

By: /s/ Erik M. Herzfeld
Erik M. Herzfeld
President

Date: August 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Erik M. Herzfeld
Erik M. Herzfeld
President

Date: August 29, 2016

By:	/s/ Reanna J. M. Lee
Reanna J. M. Lee
Secretary and Treasurer
(Principal Financial Officer)

Date: August 29, 2016

APPENDIX A
THE HERZFELD CARIBBEAN BASIN FUND, INC.
Proxy Voting Policy and Procedures

The Board of Directors of The Herzfeld Caribbean Basin Fund, Inc. (the "Fund") hereby adopts the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Fund:

Policy

It is the policy of the Board of Directors of the Fund (the "Board") to delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to the Fund's investment adviser (the "Adviser") as a part of the Adviser's general management of the Fund, subject to the Board's continuing oversight.' The voting of proxies is an integral part of the investment management services that the Adviser provides pursuant to the advisory contract.

The Adviser may, but is not required to, delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to a sub-adviser ("Sub-Adviser") retained to provide investment advisory services, if applicable. If such responsibility is delegated to a Sub-Adviser, then the Sub-Adviser shall assume the fiduciary duty and reporting responsibilities of the Adviser under these policy guidelines.

Fiduciary Duty

The right to vote a proxy with respect to portfolio securities held by the Fund is an asset of the Fund. The Adviser, to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.

Procedures

The following are the procedures adopted by the Board for the administration of this policy:

A. Review of Adviser Proxy Voting Procedures. The Adviser with authority to vote proxies on behalf of the Fund shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents.

B. Voting Record Reporting. No less than annually, the Adviser shall report to the Board a record of each proxy voted with respect to portfolio securities of the Fund during the year. With respect to those proxies that the Adviser has identified as involving a conflict of interest(2), the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

Revocation

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Fund is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

Annual Filing

The Fund shall file an annual report of each proxy voted with respect to its portfolio securities during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

Disclosures

The Fund shall include in its annual report to stockholders:

A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities (3); and
A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund's toll-free telephone number and on the SEC website(4).

The Fund shall also include in its annual and semi-annual reports to stockholders:

A statement disclosing that a description of the policies and procedures used by or on behalf of the Fund to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Fund's toll-free telephone number and on the SEC website.(5)

A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund's toll-free telephone number and on the SEC website.(6)

Review of Policy.

At least annually, the Board shall review this Policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time

(1)	This policy is adopted for the purpose of the disclosure requirements adopted by the Securities and Exchange Commission, Release Nos. 33-8188, 34-47304, IC-25922.

(2)
As it is used in this document, the term "conflict of interest" refers to a situation in which the Adviser or Sub-Adviser or affiliated persons of the Adviser or Sub-Adviser have a financial interest in a matter presented by a proxy other than the obligation it incurs as investment adviser to the Fund which compromises the Adviser's or Sub-Adviser's independence of judgment and action with respect to the voting of the proxy.

(3)	This disclosure shall be included in the annual report next filed by the Fund, on Form N-CSR on or after July 1, 2003.

(4)	Id.

(5)	This disclosure shall be included in the report next filed by the Fund on or after July 1, 2003.

(6)	Id.

THOMAS J. HERZFELD ADVISORS, INC.

PROXY VOTING

POLICIES AND PROCEDURES

I.	POLICY

Thomas J. Herzfeld Advisors, Inc. (the "Adviser") acts as discretionary investment adviser for various clients, including The Herzfeld Caribbean Basin Fund, Inc. an investment company registered under the Investment Company Act of 1940, as amended, and clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA").

Selected clients, including The Herzfeld Caribbean Basin Fund, Inc. have elected to have the Adviser vote proxies or act on the other shareholder actions on their behalf, while other clients vote proxies themselves.

When voting proxies or acting on corporate actions for clients, the Adviser's utmost concern is that all decisions be made in the best interest of its clients (for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). The Adviser will act in a manner deemed prudent and diligent and which is intended to enhance the economic value of the assets of its clients' accounts.

II.	PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by the Adviser to enable it to comply with its responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III.	PROCEDURES

The Portfolio Managers are ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and voted consistently across all portfolios.  Although many proxy proposals can be voted in accordance with the Adviser’s established guidelines (see Section V. below) (the “Guidelines”), the Adviser recognizes that some proposals require special consideration, which may dictate that the Adviser makes an exception to the Guidelines.

The Portfolio Managers are also responsible for ensuring that all corporate actions received by the Adviser are addressed in a timely manner and consistent action is taken across all portfolios.

A. Conflicts of Interest. Where a proxy proposal raises a material conflict of interest between the Adviser's interests and that of one or more its clients, the Adviser shall resolve such conflict in the manner described below.

1. Vote in Accordance with the Guidelines. To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

2. Obtain Consent of Clients. To the extent that the Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the clients will include sufficient detail regarding the matter to be voted on and the nature of our conflict that the clients would be able to make an informed decision regarding the vote. When a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client's account.
B. Limitations. In certain circumstances, in accordance with a client's investment advisory contract (or other written directive) or where the Adviser has determined that it is in the client's best interest, the Adviser will not vote proxies received. The following are some circumstances where the Adviser will limit its role in voting proxies received on client securities:

1. Client Maintains Proxy Voting Authority: Where a client has not specifically delegated the authority to vote proxies to the Adviser or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Adviser, it will promptly be forwarded to the client.

2. Terminated Account: Once a client account has been terminated with the Adviser in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client for action.

3. Limited Value: If the Adviser concludes that the client's economic interest or the value of the portfolio holding is indeterminable or insignificant, the Adviser will abstain from voting a client's proxies. The Adviser does not vote proxies received for securities which are no longer held by the client's account. In addition, the Adviser generally does not vote securities where the economic value of the securities in the client's account is less than $500.

4. Securities Lending Programs: When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote (or shareholder action) is materially important to the client's account, the Adviser may recall the security.

5. Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a client's proxy would exceed any anticipated benefits of the proxy proposal.

IV.	RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records)(1); (iii) a record of votes cast on behalf of clients; (iv) records of client requests for proxy voting information; (v) any documents prepared by the adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) records relating to requests made to clients regarding conflicts of interest in voting the proxy.
The Adviser will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and advising clients how they may obtain information on how the Adviser voted their securities. Clients may obtain information on how their securities were voted or a copy of our Policies and Procedures by written request addressed to the Adviser.

V.	GUIDELINES

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

1.	Issues regarding the issuer's Board entrenchment and anti-takeover measures such as the following:		Oppose

	b.	Proposals to limit the ability of shareholders to call special meetings;

	c.	Proposals to require super majority votes;

	d.	Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need for these additional shares;

	e.	Proposals regarding "poison pill" provisions; and

	f.	Permitting "green mail".

2.	Providing cumulative voting rights.		Oppose

3.	"Social issues," unless specific client guidelines supersede, e.g., restrictions regarding South Africa.	Oppose

4.	Election of directors recommended by management, except if there is a proxy fight.	Approve

5.	Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.	Approve

6.	Date and place of annual meeting.	Approve

7.	Limitation on charitable contributions or fees paid to lawyers.	Approve

8.	Ratification of directors' actions on routine matters since previous annual meeting.	Approve

9.	Confidential voting	Approve

Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues.

The Adviser will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

10.	Limiting directors' liability	Approve

11.	Eliminate preemptive right	Approve

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital.

The Adviser approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, E.G., on proposed issues representing more than an acceptable level of total dilution.

12.	Employee Stock Purchase Plan	Approve

13.	Establish 401(k) Plan	Approve

14.	Rotate annual meeting location/date	Approve

15.	Establish a staggered Board	Approve

16.	Eliminate director mandatory retirement policy	Case-by-Case

17.	Option and stock grants to management and directors	Case-by-Case

18.	Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.	Case-by-Case

EXHIBIT A

Chief Executive Officer – Erik M. Herzfeld

Chief Financial Officer - Reanna J. M. Lee